UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2012

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

Investment Agreement

On April 16, 2012, MMRGlobal, Inc., a Delaware corporation (the "Company"), entered into a Continuous Investment Agreement (the "Investment Agreement") with Granite State Capital, LLC (the "Investor"). Pursuant to the Investment Agreement, the Investor committed to purchase up to $15,000,000 of the Company's common stock (the "Common Stock"), over the course of thirty-six months (the "Facility"). The Company may draw on the Facility from time to time, as and when it determines appropriate, by providing the Investor a draw notice in accordance with the terms and conditions of the Investment Agreement (a "Draw Notice"). A maximum of 100 million shares may be issued under the Facility, at per share prices set at ninety-five percent (95%) of the lowest daily volume weighted average price of the Company's common stock during the five (5) consecutive trading day period beginning on the trading day immediately following the date of delivery of the applicable draw notice (such five-day period, the "Pricing Period").

The Company may draw in any Draw Notice an amount up to either (i) two hundred percent (200%) of the average daily volume (U.S. market only) of the Common Stock for the three (3) trading days prior to the applicable Draw Notice, multiplied by the average of the three (3) daily closing prices immediately preceding the date of the Draw Notice or (ii) five hundred thousand dollars ($500,000) (each a "Draw"). The purchase price shall be set at ninety-five percent (95%) of the lowest daily volume weighted average price of the Company's common stock during the Pricing Period. However, the Company has the option to specify a floor ("Suspension Price") for each Draw Notice. If, on any trading day during a Pricing Period, the price of the Common Stock falls below the Suspension Price specified by the Company in the applicable Draw Notice, the Draw shall be temporarily suspended and shall resume at such time as the Common Stock is above the Suspension Price, provided the Pricing Period is still valid. Any shares above the Suspension Price will be settled at the Suspension Price (with no discount). The Company shall not be entitled to deliver a new Draw Notice to the Investor until the prior Pricing Period has closed.

The Investor will not be obligated to purchase shares if the Investor's total number of shares beneficially held would exceed 4.99% of the number of shares of the Company's common stock as determined in accordance with Rule 13d-1 of the Securities Exchange Act of 1934, as amended. In addition, the Company is not permitted to draw on the facility unless there is an effective registration statement (as further explained below) to cover the resale of the shares.

The Investment Agreement further provides that the Investor and the Company are each entitled to indemnification from the other for any losses or liabilities suffered as a result of any breach by the other of any provisions of the Investment Agreement or Registration Rights Agreement (as defined below), as well as certain other potential losses and liabilities customarily included in similar types of agreements.

The Investment Agreement also contains representations and warranties of each of the Company and the Investor. The assertions embodied in those representations and warranties were made for purposes of the Investment Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Investment Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder or investor might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Investment Agreement together with the other information concerning the Company that the Company publicly files in reports and statements with the Securities and Exchange Commission (the "SEC").

Registration Rights Agreement

Pursuant to the terms of a Registration Rights Agreement ("Registration Rights Agreement") dated April 16, 2012, between the Company and the Investor, the Company is obligated to file one or more registration statements with the SEC to register the resale by the Investor of shares of common stock issued or issuable under the Investment Agreement by May 7, 2012, although the Company is working diligently to file the initial registration statement as soon as possible. In addition, the Company is obligated to use all commercially reasonable efforts to have the initial registration statement declared effective by the SEC within ninety (90) days after the closing date.

The foregoing description of each of the Investment Agreement and the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Investment Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. In addition, a copy of the press release announcing the Facility is attached hereto as Exhibit 99.1 and is hereby incorporated by this reference.

Forward-Looking Statements

Any statements contained in this report that refer to future events or other non-historical matters are forward-looking statements. The Company disclaims any intent or obligation to update any forward-looking statements. These forward-looking statements are based on the Company's reasonable expectations as of the date of this report and are subject to risks and uncertainties that could cause actual results to differ materially from current expectations. The Facility remains subject to various risks and uncertainties related to changes in the Company's business prospects, results of operations or financial condition, and such other risks and uncertainties as detailed from time to time in the Company's period filings with the SEC.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Investment Agreement, dated April 16, 2012, by and between MMRGlobal, Inc. and Granite State Capital, LLC
10.2	Registration Rights Agreement, dated April 16, 2012, by and between MMRGlobal, Inc. and Granite State Capital, LLC
99.1	Press release issued on April 17, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
April 18, 2012	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Investment Agreement, dated April 16, 2012, by and between MMRGlobal, Inc. and Granite State Capital, LLC Also provided in PDF format as a courtesy.
10.2	Registration Rights Agreement, dated April 16, 2012, by and between MMRGlobal, Inc. and Granite State Capital, LLC Also provided in PDF format as a courtesy.
99.1	Press release issued on April 17, 2012. Also provided in PDF format as a courtesy.